UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2017

 SCYNEXIS, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36365	56-2181648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Hudson Street, Suite 3610
Jersey City, New Jersey 07302-6548
(Address of principal executive offices, including zip code)

(201)-884-5485
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors
On January 25, 2017, the SCYNEXIS Board of Directors (the "Board") appointed Marion McCourt as a member of the Board, effective January 25, 2017. Ms. McCourt will serve until the SCYNEXIS 2017 Annual Meeting of Stockholders or until a successor for each is duly elected and qualified.
Ms. McCourt will receive compensation as non-employee directors of SCYNEXIS under SCYNEXIS' standard compensation arrangements with its non-employee directors, which is currently as set forth on Exhibit 10.1 to SCYNEXIS' Form 10-Q filed with the SEC on November 11, 2016 and incorporated by reference here.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCYNEXIS, Inc.

Dated: January 26, 2017	By:	/s/ Eric Francois
Eric Francois
Chief Financial Officer